TRINITECH SYSTEMS, INC.
              AMENDED AND RESTATED 1991 INCENTIVE AND NONQUALIFIED
                                STOCK OPTION PLAN


            1. PURPOSE. The TRINITECH SYSTEMS, INC. 1991 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN (the "Plan") is intended to provide a means whereby certain employees, directors of TRINITECH SYSTEMS, INC., a New York corporation (the "Company"), its subsidiaries and affiliated entities, or who are deemed to be in a position to perform such services in the future, may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. Accordingly, the Company may grant to such individuals the option to purchase shares of the Common Stock of the Company, as hereinafter set forth. Options granted under the Plan may be either incentive stock options, within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), ("Incentive Stock Options") or options which do not constitute Incentive Stock Options ("Nonqualified Stock Options").


            2. ADMINISTRATION. The Plan shall be administered by a committee (the "Option Committee") which shall be constituted so as to permit the Plan to continue to comply with Rule 16b-3, as currently in effect or as hereafter modified or amended, promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The members of the Committee shall be members of the Board of Directors of the Company (the "Board") and shall be appointed by the Board. The Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee, howsoever caused, shall be filed by the Board of Directors. Committee may act at a meeting in which a majority are present, or by written consent of a majority of the Committee.

            Subject to the provisions of the Plan, the Option Committee shall have authority: (i) to construe and interpret the Plan, (ii) to define the terms used therein; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to determine the individuals to whom and the time or times at which options shall be granted and exercisable, the number of shares to be subject to each option, the option price and the duration of each option; (v) to modify, extend or renew outstanding options except such change shall not impair any rights under an option previously granted; (vi) to accept the surrender of outstanding options to the extent not theretofore exercised whether or not in connection with the grant of other options to the same persons; (vii) to approve and determine the duration of leaves of absences which may be granted to participants without constituting a termination of their employment for the purposes of the Plan; and (viii) to make all other determinations necessary or
advisable  for  the   administration  of  the  Plan.  All   determinations   and
interpretations  made by the Option Committee shall be binding and conclusive on
all   participants   in  the  Plan  and  on  their  legal   representative   and
beneficiaries.
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            3. MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN.  Subject to adjustments as provided in Section 15 hereof, the stock to be offered under the Plan shall consist of shares of the Company's authorized but unissued Common Stock, $.001 par value and the aggregate amount of stock to be delivered upon exercise of all options granted under the Plan shall not exceed (1,500,000) of such shares. If any option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of this Plan.

            4. ELIGIBILITY AND PARTICIPATION. (a) Options may be granted only to
(i) individuals who are employees (including officers and directors who are also employees) of the Company or any parent or subsidiary corporation (as defined in
Section 424 of the Code) of the  Company at the time the Option is granted,  and
(ii) individuals who are directors (but not also employees) of the Company or any such parent or subsidiary corporation, provided, however, that (A) Options which constitute Incentive Stock Options may only be granted to employee described in clause (i) above, and (B) members of the Committee shall only be granted Options pursuant to Paragraph 4(b) hereof. Options may be granted to the same individual on more than one occasion. To the extent that the aggregate fair market value (determined at the time the respective Incentive Stock Options is granted) of stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the individual's employer corporation and its parent and subsidiary corporations exceeds $100,000, such Incentive Stock Options shall be treated as options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an optionee's Incentive Stock Options will not constitute Stock Options because of such limitation and shall notify the optionee of such determination as soon as practicable after such determination.

            (b) Subject to the limitation on the number of shares of Stock set forth in Paragraph 3 hereof, each member of the Board of Directors of the Company as of January 1, 1996 who is not also an employee of the Company or any parent or subsidiary corporation (as defined in section 424 of the Code) of the Company (a "Non-Employee Director") on January 1, 1998 is hereby granted, effective on such date, an Option to purchase 7,500 shares of Stock at a price equal to the fair market value of the Stock on such grant date. Moreover, each Non-Employee Director hereafter newly-elected to the Board of Directors of the Company during the term of the Plan is hereby granted, effective on the first business day next following such election, an Option to purchase 30,000 shares of Stock at a price equal to the fair market value of the Stock on such grant date which options vest immediately as to 7,500 shares and over a three year period as to the remaining 22,500 shares (7,500 shares per year). Additionally, after all options granted to a newly-elected Director vest, each Non-Employee Director who receives an initial grant under the Plan and who is a Non-Employee Director on the applicable effective date of the annual grant is hereby granted, effective on the first business day next following the anniversary of such initial grant date in each calendar year during the term of the Plan (but only after all options granted to such Non-Employee Director shall have vested), an Option to purchase 7,500 shares of Stock at a price equal to the fair market value of the Stock on such grant date. Each such Option shall be fully exercisable after the date of grant, with payment in cash or stock, may be exercised only by the Non-Employee Director or by the Non-Employee Director's guardian or legal representative during the Non-Employee Director's lifetime, may be exercised only while the Non-Employee Director remains a member of the Board and during the three month period immediately

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


following the loss of such membership status, may, in the event of the Non-Employee Director's death while the Option is exercisable, be exercised by the administrator of the Non-Employee Director's estate during the one-year period following such date of death and must, in any event, be exercised prior to the expiration of ten years from the date of grant. All options under this Paragraph 4(b) shall be evidenced by Option Agreements. Except as expressly provided in this Paragraph 4(b), grants made pursuant to this Paragraph 4(b) shall be subject to the terms and conditions of the Plan; however, if there is a conflict between the terms and conditions of the Plan and this Paragraph 4(b), then the terms and conditions of this Paragraph 4(b) shall control. The Committee may not exercise any discretion with respect to this Paragraph 4(b) which would be inconsistent with the intent that (i) the Plan meet the requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission under the 1934 Act and (ii) any Non-Employee Director who is eligible to receive a grant or to whom a grant is made pursuant to this Paragraph 4(b) will not for such reason cease to be a "disinterested person" within the meaning of such Rule 16b-3 with respect to the Plan and other stock related plans of the Company or any of its affiliates.

            5. PURCHASE PRICE; LIMITATION ON VALUE. The purchase price of the stock covered by each option shall be determined by the Option Committee but shall not be less than one hundred percent (100%) except when an Incentive Stock Option is granted to an individual who at the time of grant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations ("Ten Percent Holder"). The purchase price shall not be less than one hundred ten percent (110%) of the fair market value of such stock, on the date the option is granted, as determined by the Option Committee. The aggregate fair market value, determined as of the date an Incentive Stock Option is granted, of the stock for which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any subsidiary) shall not exceed $100,000.

            6. DURATION OF OPTIONS. Each option and all rights thereunder shall expire on such date as the Option Committee may determine but in no event later than ten (10) years, (or with respect to Incentive Stock Options for Ten Percent Holders five (5) years) from the date on which the option is granted and shall be subject to earlier termination as provided herein.

            7. EXERCISE OF OPTIONS. Each option shall be exercised in whole or in such installments during the period prior to its expiration date as the Options Committee shall determine, provided that in the event the Option Holder shall not in any given installment period purchase all of the shares which he is entitled to purchase in such installment period, his right to purchase any shares not purchased in such installment period shall continue until the expiration date or sooner termination of his option. At the time of each exercise the purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Company; or at the Option Holder's election subject to the adoption of and in compliance with guidelines established by the Board of Directors and provided such election does not preclude an Incentive Stock Option from being an "incentive stock option" within the meaning of the Internal Revenue Code, by the exchange of shares of the Common Stock of the Company then owned by the Option Holder with a fair market value equal to said purchase price. The Option Committee may authorize the purchase price of the stock subject to option to be

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

loaned to the Option Holder by the Company in connection with his exercise, provided that the Board of Directors has established guidelines for such loans by the Company (including term, whether such loan shall be interest free or the means of determining interest rate and whether or not such loans shall be collateralized) and the loan authorized by the Option Committee is in compliance with such guidelines.

            8. WITHHOLDING; DISQUALIFYING DISPOSITION. (a) The Company shall deduct and withhold from any salary or other compensation for employment service of an option holder all amounts required to satisfy withholding tax liabilities arising from the grant or exercise of an option under the Plan or the acquisition or disposition of shares acquired upon exercise of any such option.

            (b) In the case of disposition by an option holder of shares acquired upon exercise of an incentive stock option with (i) two years after the date of grant of such incentive stock option, or (ii) one year after the transfer of such shares to such option holder, such option holder shall give written notice to the Company of such disposition not later than 30 days after the occurrence thereof, which notice shall include all such information as may be required by the Company to comply with applicable provisions of the Code and shall be in such form as the Company shall from time to time determine.

            (c) In the discretion of the Option Committee and in lieu of the deduction and withholding provided for in subparagraph (a) above, the Company shall deduct and withhold shares otherwise issuable to the option holder having a fair market value on the date income is recognized pursuant to the exercise of an option equal to the amount required to be withheld.

            9.  NON-TRANSFERABILITY OF OPTIONS. An option granted under the Plan shall, by its terms, be non-transferable by the Option Holder, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution and shall be exercisable during his lifetime only by him.

            10. EMPLOYMENT. If required by the Option Committee, each person to whom an option is granted under the Plan must agree in writing as a condition to the granting of the option that he will remain in the employ of the Company or a subsidiary corporation following the date of the granting of the option for a period of one (1) year. Nothing contained in the Plan or in any option granted under the Plan shall confer upon any Option Holder any right with respect to the continuation of his employment by the Company or any subsidiary or interfere in any way with the right of the Company or of any subsidiary, subject to the terms of any separate employment agreement to the contrary at any time to terminate such employment or to increase or decrease the compensation of the Option Holder from the rate in existence at the time of the granting of an option.

            11. TERMINATION OF EMPLOYMENT. If an Option Holder ceases to be employed by the Company or one of its subsidiaries for any reason other than his death, his option shall immediately terminate; provided, however, that if such cessation of employment shall be due to his voluntary resignation with the consent of the Board of Directors of the Company or such

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

subsidiary, expressed in the form of a resolution, or to his retirement under the provisions of any Pension or Retirement Plan of the Company or of such subsidiary than in effect, such option may be exercised to the extent exercisable but remaining unexercised on the date of such cessation of employment, within three (3) months after the date he ceases to be an employee of the Company or such subsidiary, or if such Option Holder is disabled within the meaning of Section 105 (d) (4) of the internal Revenue Code, within three
(3) months after he ceases to be an employee of the Company, to the extent exercisable but remaining unexercised on the date his employment terminates.

            12. DEATH OF OPTION HOLDER. If an Option Holder dies while he is employed by the Company or one of the subsidiaries or within three (3) months after he shall cease to be an employee by reason of his voluntary resignation with the consent of the Board of Directors of the Company or such subsidiary expressed in form of a resolution, or his retirement under the provisions of any Pension or Retirement Plan of the Company or of such subsidiary then in effect, this option shall expire one (1) year after the date of such death. During such period after such death, such option, to the extent that it was exercisable but it remained unexercised on the date of such death, but subject to adjustment in respect of option price and number and class of shares by reason of any event occurring subsequent to such date of death as provided in Section 15 thereof, may be exercised by the person or persons to whom the Option Holder's rights under the option shall pass by his will or by the laws of descent and distribution and such person or persons shall adequately prove to the Company his right to exercise any such option. To the extent of any conflict between Paragraphs 11 and 12, Paragraph 12 shall govern. Anything herein above stated in Paragraphs 11 or 12 to the contrary notwithstanding, an option may not be exercised by anyone after the expiration of the maximum period provided for in Paragraph 6.

            13. STOCK PURCHASE FOR INVESTMENT. Each Option Holder shall, by accepting an option, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all shares of stock purchased upon exercise of the option will be acquired for investment and not for resale or distribution. Upon each exercise of any portion of an option, the person entitled to exercise the same shall furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares of stock are being acquired in good faith for his own account and for investment and not for resale or distribution. Such investment representation shall not be effective if and so long as the shares issuable upon exercise of the option are covered by an effective and current Registration Statement under the Securities Act of 1933.

            14. PRIVILEGES OF STOCK OWNERSHIP. No person entitled to exercise any option granted under the Plan shall have any of the rights and privileges of a Stockholder of the Company in respect of any shares of stock issuable upon exercise of such option until certificates representing such shares shall have been issued and delivered. No shares shall be issued and delivered upon exercise of any option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction are complied with. The Company may, but need not, require that all costs in connection with any such registration, listing or any other requirements of law be paid by the person exercising the option.

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

            15. ADJUSTMENTS. If the outstanding shares for the Common Stock of the Company are increased, decreased, or changed into or exchanged for a different number or kind of shares or securities of the Company, through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which options may be granted under this Plan. A corresponding adjustment changing the number of kind of shares allocated to unexercised option or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the number of shares subject to outstanding options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share or other unit of any security then covered by the option.

            Upon  the  dissolution  or  liquidation  of the  Company  or  upon a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or more than eighty percent (80%) of the then outstanding stock of the Company to another corporation, the plan shall terminate and any option theretofore granted hereunder shall terminate unless provision be made in writing in connection with such transaction for the continuance of the Plan or for the assumption of options theretofore granted, or the substitution for such options of new options covering the stock of a successor, employer, corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and prices, in which event the Plan and options theretofore granted shall continue in the manner and under the terms so provided.

            Adjustments under this Section shall be made by the Board of Directors whose determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive. No fractional shares of stock or units or other securities shall be issued under the Plan or any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding either upward or downward to the nearest whole share or unit, provided, however, that any adjustments under this Section shall be made in such manner as not to constitute a "modification" as defined in
Section 425 of the Internal Revenue Code.

            16. OTHER PROVISIONS. The option agreements authorized under the Plan shall contain such other provisions including without limitation, restrictions upon the exercise of the option, as the Option Committee or the Board of Directors of the Corporation shall deem advisable. Any such option agreement with respect to an Incentive Stock Option shall contain such limitations and restrictions upon the exercise of such options as shall be necessary in order that such option will be an "incentive stock option" as defined in Section 422A of the Internal Revenue Code or to conform to any change in the law.

            17. AMENDMENT AND TERMINATION OF PLAN. The Board of Directors of the Company may at any time suspend or terminate the Plan. The Board may also at any time amend or revise the terms of the Plan, provided that no such amendment or revisions shall increase the maximum number of shares in the aggregate which may be sold pursuant to the options granted under the Plan, except as permitted under the provisions of Section 15, or change the minimum purchase

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price set forth in Section 5, or increase the maximum  term of options  provided for in Section 6, or permit the granting of options to anyone other than as provided in section 4. No Amendment, suspension or termination of the Plan shall
(a) result in the disqualification of any option granted pursuant to the Plan as an "incentive stock option" under the Internal Revenue Code or (b) without the consent of the Option Holder, alter or impair any rights or obligations under any option theretofore granted under the Plan unless authorized by the provisions of the Plan.

            18. DEFINITION OF SUBSIDIARY AND PARENT. The terms "subsidiary" and "parent" as used in the Plan and in any stock option agreement issued pursuant thereto mean, respectively, a subsidiary or a parent corporation as defined in
Section 425 of the Internal Revenue Code.

            19. INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have as directors, the members of the Option Committee shall be indemnified by the Company to the full extent authorized by
Section 722 of the Business Corporation Law of the State of New York that within 60 days after institution of any action, suit or proceeding to which such indemnification applies an Option Committee member shall in writing offer the Company the opportunity at its own expense, to handle and defend the same.

            20.  APPLICATION OF FUNDS. The proceeds received by the Company from
the   sale  of   Stock   pursuant   to   option   will  be  used   for   general
corporate purposes.

            21. NO OBLIGATION TO EXERCISE OPTION. The granting of an option shall impose no obligation upon the Option Holder to exercise such option.

            22. EFFECTIVE DATE OF PLAN. The Plan shall become effective upon its approval by the affirmative vote or consent of the Holders of a majority of shares of Common Stock outstanding. The Plan shall terminate ten (10) years after becoming effective and no further options shall thereafter be granted hereunder.

                    ---------------------------------------


This Plan expires on June 23, 2001.